UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10057

Everest Funds

(Exact name of registrant as specified in charter)

5805 S. 86th Circle

Omaha, Nebraska 68127

 (Address of principal executive offices)

(Zip code)

Vinod Gupta

5805 S. 86th Circle

Omaha, Nebraska 68127

 (Name and address of agent for service)

Copies to:

John Baker, Esq.

 Stradley Ronon Stevens & Young, LLP

1220 19th Street, N.W., Suite 600

Washington, DC 20036

And

Greg Getts

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Registrant's telephone number, including area code: (402) 593-4503

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

Item 1.  Reports to Stockholders.

In response to this item, the registrant is providing below the copy of the Annual Report and a copy of the letter to shareholders dated January 8, 2008, which supplements that Annual Report.

Everest Funds

5805 S. 86th Circle

Omaha, Nebraska 68127

January 8, 2008

Re:

Annual Report for the Year Ended October 31, 2007

Dear Fellow Shareholder,

The Subsequent Event note to the financial statements indicates that it has become the intent of Fund management to liquidate the Fund.  After the audit report date of December 21, 2007, Fund management has given further consideration to various strategic options to grow Fund assets and achieve greater economies of scale. Fund management does not plan to liquidate the Fund.

If you have any questions, or if you would like additional information about the Fund, please call us at 866-232-EVER, or visit our website at www.everestfund.com.

Sincerely,

Curt Van Hill

Secretary

Mutual fund investing involves risk.  Principal loss is possible.

Quasar Distributors, LLC, Distributor.

ANNUAL REPORT

Everest Funds

Everest America Fund

October 31, 2007

TABLE OF CONTENTS

Page
Shareholder Letter ………………………………………………………………………………..	1-2

Allocation of Portfolio Assets………………………………………………………………………………..	3

Performance Summary………………………………………………………………………………..	4

Schedule of Investments………………………………………………………………………………..	5-6

Statement of Assets and Liabilities………………………………………………………………………………..	7

Statement of Operations………………………………………………………………………………..	8

Statement of Changes in Net Assets………………………………………………………………………………..	9

Financial Highlights………………………………………………………………………………..	10

Notes to the Financial Statements………………………………………………………………………………..	11-18

Expense Example………………………………………………………………………………..	19

Information About Trustees and Officers………………………………………………………………………………..	20

Report of Independent Public Accountants………………………………………………………………………………..	21

NOTICE TO INVESTORS

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are they insured by the Federal Deposit
Insurance Corporation or any other agency.
An investment in the Fund involves risk, including possible loss of principal, due to fluctuation in the Fund's net asset value.

December 2007

Dear Fellow Shareholders:

We are pleased to bring you Everest America Fund’s Annual Report for the twelve-month period ended October 31, 2007.

We would like to thank you for investing in the Everest America Fund and for your continued confidence in Everest Funds Management, LLC.  As you know, the Everest America Fund reflects our philosophy of investing in a core group of 30 to 50 S&P 500 Index stocks that have consistently out-performed the S&P 500 Index and have solid revenues and earnings.

We are proud to report that this philosophy has helped the Fund outperform the S&P 500 Index for the twelve-month period ended October 31, 2007.  For complete performance information, see page 4.

Portfolio Review - Performance

For the twelve-month period ended October 31, 2007, the Everest America Fund outpaced the return for the S&P 500 Index by 3.55%. The Everest America Fund grew by 18.11%, versus the S&P 500 Index, which grew by 14.56% for the twelve-month period.  We attribute this out-performance of the Fund to our continued investments in those companies that have historically been able to show consistent earnings growth and have outpaced the market over time.

The utilities and healthcare sectors were both great performing sectors for the twelve-month period ended October 31, 2007 for our portfolio.  Constellation Energy Group was up 55% and Exelon Corp. was up 37% to lead the utilities sector, while Thermo Fisher Scientific was up 37% and Coventry Health Care Inc. was up 28% to lead the healthcare sector.

Some other individual companies that have performed well were Chevron Corp., Deere & Co., Marathon Oil Corp., and T. Rowe Price Group.  All four companies returned better than 37% for the twelve-month period ended October 31, 2007.

During the period, we liquidated KB Home, our one remaining homebuilder.  Rising interest rates and a downturn of new construction of U.S. houses has caused homebuilders to be extremely volatile.

As we’ve said in previous reports, we have specifically kept away from technology companies due to their high valuations and low dividend rates.  Although we have invested more into technology over the last year or so, we still have less than 9% of the Fund’s portfolio invested in technology companies, versus the S&P 500 Index with over 15% in technology.  This under-allocation might have negatively affected the Fund’s performance relative to the S&P 500 Index, as technology stocks grew approximately 25% during the twelve-months ended October 31, 2007.  Our best overall performer, Apple Computer, Inc., easily outperformed the sector by growing 134% over the twelve-month period.

Not all of our investments had positive returns; Bear Stearns was down 24% for the twelve months ended October 31, 2007, while E*Trade Financial Corp. was off 34% since we acquired it in August.  E*Trade Financial Corp. got caught up in the credit crisis as its mortgage portfolio was written down.

Outlook

By all measures, the past twelve months has been a success for both the Fund and the market as a whole.  Despite the fear of a recession and credit issues, the economy has continued to perform well and the companies we’ve invested in have continued to grow their earnings above most analysts’ expectations.  Our outlook continues to be moderately bullish for the foreseeable future; we believe in the U.S. equity markets.  With our focused and consistent approach, we are well positioned in stocks that we feel have excellent growth prospects and reliable dividends to benefit from this anticipated movement in the market.

We have always believed in maintaining a long-term focus to investing and are committed to our philosophy of investing in what we feel are solid companies with solid financials.  However, in light of the Fund’s failure to achieve economies of scale, we are giving further consideration to the future of the Fund.  If you have any questions, or if you would like additional information about the Fund, please call us at 866-232-EVER, or visit our website at www.everestfund.com.

In closing, allow us to thank all of our shareholders again for your continued support.  Together we are building your financial future.

Sincerely,

Vinod Gupta

Curt Van Hill

President

Chief Investment Officer

Investment returns reflect fee waivers in effect.  In the absence of such waivers, total returns would be reduced.  Please refer to the “Schedule of Investments” in this report for further information regarding Fund holdings.  Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any security.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund may invest in small and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  Returns shown include reinvestment of all dividends and capital gains.  It is not possible to invest directly in an index.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2007, the end of the reporting period.  The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions.  These opinions may not be relied upon as investment advice or an offer for a particular security.  The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund.  Statements of fact are from sources considered reliable, but the Adviser makes no representation or warranty as to their completeness or accuracy.  Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The Everest America Fund

ALLOCATION OF PORTFOLIO ASSETS

As of October 31, 2007

Sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Percentages are based upon total investments, at fair value.

Everest America Fund

PERFORMANCE SUMMARY

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-232-3837.  The fund imposes a 0.50% redemption fee on shares held less than 90 days.  Performance data does not reflect redemption fee.  Had the fee been included, returns would be lower.

The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

RATE OF RETURN (%)
FOR THE PERIOD ENDED OCTOBER 31, 2007

				Since Inception
Total Return	1-Year	3-Year	5-Year	(11/01/2001)

Everest America Fund	18.11%	15.82%	15.14%	9.14%
S & P 500 Index	14.56%	13.13%	13.87%	8.44%

This chart illustrates the performance of a hypothetical $10,000 investment made on November 1, 2001 (inception) for the Everest America Fund and the S&P 500 Index.  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  Returns shown include reinvestment of all dividends and capital gains.  You cannot invest directly in an index.

Everest America Fund
Schedule of Investments as of October 31, 2007

	COMMON STOCKS	Shares	Market Value

3.96%	Software
	Cognizant Technology Solutions Corp. *	5,200	$ 215,592
	Oracle Corporation *	9,600	212,832
			428,424
4.11%	Hardware
	Apple Computer, Inc. *	1,300	246,935
	MEMC Electronic Materials, Inc. *	2,707	198,207
			445,142
1.75%	Telecommunications
	Citizens Communications Co.	14,400	189,504
			189,504
10.07%	Healthcare
	Celgene Corp. *	3,000	198,000
	Coventry Health Care, Inc. *	3,600	217,116
	Gilead Sciences, Inc. *	5,000	230,950
	Medco Health Solutions, Inc. *	2,400	226,512
	Thermo Electron Corp. *	3,693	217,185
			1,089,763
9.71%	Consumer Services
	Abercrombie &Fitch Co.	2,700	213,840
	Harrahs Entertainment Inc.	2,400	211,800
	McDonalds Corp.	3,800	227,050
	Nordstrom, Inc.	4,700	185,368
	Supervalu Inc.	5,500	213,125
			1,051,183
21.23%	Financial Services
	Aetna, Inc.	3,800	213,446
	Bear Stearns Companies, Inc.	1,800	204,480
	CME Group, Inc.	300	199,875
	ETrade Financial Corp. *	13,600	151,504
	Franklin Resources, Inc.	1,600	207,488
	Goldman Sachs Group, Inc.	900	223,128
	KIMCO Realty, Corp.	4,700	195,144
	Loews Corp.	4,400	215,996
	Prologis	3,300	236,742
	T Rowe Price Group, Inc.	3,700	237,688
	Vornado Realty Trust	1,900	212,268
			2,297,759
6.01%	Consumer Goods
	Altria Group, Inc.	3,000	218,790
	Brown Forman Corp.	2,800	207,144
	UST, Inc.	4,200	223,944
			$ 649,878

Everest America Fund
Schedule of Investments as of October 31, 2007
(Continued)

		COMMON STOCKS (Continued)	Shares	Market Value

	19.70%	Industrial Materials
		Allegheny Technologies Inc.	1,900	$ 194,123
		Archer Daniels Midland Co.	6,700	239,726
		Boeing Co.	2,100	207,039
		Cooper Industries Ltd.	4,100	214,799
		Deere & Co.	1,400	216,860
		PACCAR, Inc.	3,750	208,350
		PerkinElmer, Inc.	7,500	206,400
		Rockwell Automation Inc.	3,000	206,640
		Snap On, Inc.	4,200	209,328
		Textron, Inc.	3,300	228,393
				2,131,658
	13.73%	Energy
		Chesapeake Energy Corp.	5,900	232,932
		Chevron Corp.	2,200	201,322
		ConocoPhillips	2,400	203,904
		Halliburton Co.	5,400	212,868
		Marathon Oil Corp.	3,700	218,781
		Noble Corp. *	4,200	222,390
		Schlumberger, Ltd.	2,000	193,140
				1,485,337
	6.49%	Utilities
		Constellation Energy Group, Inc.	2,500	236,750
		Exelon Corp.	2,800	231,784
		Sempra Energy	3,800	233,738
				702,272

	96.76%	Total Common Stocks (Cost $8,931,375)		$ 10,470,920

		SHORT-TERM INVESTMENTS

		Aim Liquid Assets, 5.25% +	6,458	6,458
		Fidelity Money market, 5.28% +	343,822	343,822

	3.24%	Total Short-Term Investments (Cost $350,280)		$ 350,280

	100.00%	Total Investments (Cost $9,281,655)		$ 10,821,200

*	Non-income producing security.

+	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed above are as of October 31, 2007

See Notes to the Financial Statements

Everest America Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2007

ASSETS:
Investments, at fair value (Cost $9,281,655)	$ 10,821,200
Cash	5,552
Dividends and interest receivable	4,140
Receivable from Investment Adviser (See Note 6)	20,446
Total assets	10,851,338

LIABILITIES:
Distribution payable	3,499
Management fees payable (See Note 6)	18,382
Audit and legal fees payable	32,493
Accrued expenses	5,924
Total liabilities	60,298

NET ASSETS	10,791,040

NET ASSETS CONSIST OF:
Capital stock	7,793,068
Accumulated undistributed net investment income	50,801
Accumulated undistributed net realized gain (loss) on investments sold	1,407,626
Net unrealized appreciation (depreciation) on investments	1,539,545
Total net assets	10,791,040

Shares outstanding (No par value, unlimited shares authorized)	699,910

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
PRICE PER SHARE	$ 15.42

See Notes to the Financial Statements.

Everest America Fund
STATEMENT OF OPERATIONS
For the Twelve Months ended October 31, 2007

INVESTMENT INCOME:
Dividend income	$ 177,468
Interest income	23,564
Total investment income	201,032

EXPENSES:
Distribution fees	29,922
Adviser	119,688
Custodial fees	7,300
Audit	17,675
Blue sky	14,722
Trustee	364
Insurance	1,971
Legal	17,888
Miscellaneous	365
Printing and mailing	252
Registration expense	701
Transfer agent expense	1,324
Transfer agent fee	30,299
Total expenses before waiver and reimbursement	242,471
Less: Waiver of expenses and reimbursement from Advisor	(122,783)
Net expenses	119,688

NET INVESTMENT INCOME	81,344

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,468,144
Written covered calls	(58,804)
Change in unrealized appreciation (depreciation) on investments	427,251
Net realized and unrealized gain (loss) on investments	1,836,591

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,917,935

See Notes to the Financial Statements.

Everest America Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
OPERATIONS:
Net investment income	$ 81,344	$ 88,519
Net realized gain on investment transactions	1,409,340	1,283,278
Change in unrealized appreciation on investments	427,251	212,136
Net increase in net assets resulting from operations	1,917,935	1,583,933

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(88,736)	(54,028)
Net realized gains	(657,707)	-
Total distributions	(746,443)	(54,028)

CAPITAL SHARE TRANSACTIONS:
Shares sold	4,547,177	2,208,603
Reinvestment of dividends	746,443	54,028
Shares redeemed	(6,172,442)	(4,795,895)
Net decrease in net assets resulting from capital share transactions	(878,822)	(2,533,264)

TOTAL INCREASE (DECREASE) IN NET ASSETS	292,670	(1,003,359)

NET ASSETS:
Beginning of period	10,498,370	11,501,729
End of period (including current year and prior period undistributed net
investment income of $50,801 and $58,193 respectively)	$ 10,791,040	$ 10,498,370

See Notes to the Financial Statements.

Everest America Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout the period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004	October 31, 2003
PER SHARE DATA:
Net asset value, beginning of period	$14.06	$12.29	$10.76	$9.35	$8.35
Income (loss) from investment operations:
Net investment income	0.10	0.10	0.05	0.03	0.03
Net realized and unrealized gain (loss) on investments	2.29	1.73	1.51	1.40	1.04
Total from investment operations	2.39	1.83	1.56	1.43	1.07
Less distributions:
Dividends from net investment income	(0.12)	(0.06)	(0.03)	(0.02)	(0.07)
Distributions from net realized gains	(0.91)	-	-	-	-
Total distributions	(1.03)	(0.06)	(0.03)	(0.02)	(0.07)
Net asset value, end of period	$15.42	$14.06	$12.29	$10.76	$9.35

TOTAL RETURN	18.11%	14.94%	14.55%	15.32%	12.88%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$10,791	$10,498	$11,502	$6,486	$3,362

Ratio of net expenses to average net assets (1)	1.00%	1.00%	1.25%	1.25%	1.25%

Ratio of net investment income to average net assets (1)	0.68%	0.78%	0.36%	0.31%	0.37%

Portfolio turnover rate	127.43%	107.99%	78.57%	146.85%	7.07%

(1)

Without expense reimbursements of $122,783, $131,211, $78,545, $58,796 and $55,022 for the periods ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003 the ratio of expenses to average net assets would have been 2.03%, 2.15%, 2.10%, 2.71% and 3.39% respectively, and the ratio of net investment (loss) to average net assets would have been (0.35)%, (0.37)%, (0.49)%, (1.15)% and (1.77)% respectively.

See Notes to the Financial Statements.

Everest America Fund

Notes to the Financial Statements

October 31, 2007

1.

Organization

Everest Funds (the “Trust”) is an open-end management investment company created as a Delaware business trust on August 11, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently offers one non-diversified portfolio to investors, the Everest America Fund (the “Fund”).  The accompanying financial statements and financial highlights consist of the Everest America Fund.

The investment objective of the Everest America Fund is long-term capital growth by investing primarily in common stocks selected for their growth potential.  The manager selects companies with growth potential based on various financial and fundamental criteria, such as strong balance sheets or prominent market positions.  Under normal market conditions, the Fund will invest in the securities of companies of any size.  The Fund’s investments mainly consist of common stocks, preferred stocks and convertible securities.  The Fund may also, from time to time, invest its assets to a limited extent in American Depositary Receipts (“ADRs”), securities of foreign companies, and options, such as writing covered call options and/or purchasing covered put options. The Fund normally concentrates its investments in a core group of 30 to 50 common stocks.  The Fund commenced operations on November 1, 2001.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

a)

Investment Valuation – Securities listed on a U.S. securities exchange or for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made.   Exchange Traded Funds (“ETFs”) listed on a U.S. securities exchange are listed at their net asset value.  Securities traded on a U.S. securities exchange for which there were no transactions on a given day are valued at the average of the most recent bid and asked prices.  Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by Everest Funds Management, LLC (the “Adviser”) in accordance with policies approved by the Fund’s Board of Trustees.  Debt securities maturing within 60 days or less are valued by the amortized cost method, which approximates market value.

b)

Distributions to Shareholders – Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and/or characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations, which may differ from GAAP.

c)

Federal Income and Excise Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income and net capital gains, if any, to its shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.

d)

Securities Transactions and Investment Income – Investment transactions are recorded on the trade date for financial statement purposes.  The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Acquisition and market discounts and premiums are amortized over the life of the security in determining the cost basis of debt securities.

e)

Option Writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. The Fund treats premiums received from writing options that expire unexercised on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

f)

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

g)

Recent Announcements - In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Tax positions of the Fund are being evaluated to determine the impact of FIN 48, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund’s financial statements is being evaluated; however, management believes it will not have a material effect on the Fund.

In February 2007, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 159, “Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to measured at fair value. The Statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The application of SFAS 159 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The impact of SFAS 159 on the Fund’s financial statements is being evaluated; however, management believes it will not have a material effect on the Fund.

3.

Call Options Written

Transactions in options written during the year ended October 31, 2007 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at October 31, 2006	450	84,940
Options written	407	53,943
Options terminated in closing purchase transactions	(275)	(52,832)
Options expired	(527)	(74,209)
Options exercised	(55)	(11,842)
Options outstanding at October 31, 2007	-	-

4.

Capital Share Transactions

The Trust is authorized to issue an unlimited number of interests (or shares) with no par value.  Each share will have a pro rata interest in the assets of the Everest America Fund and will have no interest in the assets of any other Fund.

Share transactions were as follows:

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Shares outstanding beginning of period	746,720	935,972
Purchases of shares	324,337	169,025
Shares reinvested	55,539	4,178
Shares redeemed	(426,687)	(362,455)
Shares outstanding end of period	699,910	746,720

5.

Investment Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended October 31, 2007 were as follows:

                Purchases—at cost

         $14,331,744

                Sales proceeds

$15,932,954

There were no purchases or sales of long-term U.S. government securities by the Fund.

6.

Investment Advisory and Other Agreements

The Trust has an agreement with Everest Funds Management, LLC (the "Adviser"), with whom certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Everest America Fund’s average daily net assets.  The Adviser has contractually committed to waive its fees and/or reimburse expenses to the extent that Annual Fund Operating Expenses (including the management fee but excluding taxes, interest, brokerage and extraordinary expenses, if any) exceed 1.00% of the Fund’s average daily net assets on an annual basis.  This Fee Waiver and Expense Assumption Agreement shall continue in effect until October 31, 2008, and shall continue in effect from year to year thereafter, unless and until the Trust or the Adviser notifies the other party to the Agreement, at least thirty days prior to the end of a one-year period, of its intention to terminate the Agreement for the Fund.  During the twelve-month period ended October 31, 2007, the Adviser waived and reimbursed the Everest America Fund an aggregate of $122,783, of which $20,446 represented a receivable at October 31, 2007.  Management fees of $18,382 were owed to the Adviser for a net of $2,064 due the Fund at October 31, 2007.

The Fund has adopted Service and Distribution Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act.  The Plans authorize payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets.  Amounts paid under the Plans by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.  The Everest America Fund incurred $29,922 pursuant to the Plans for the six months ended October 31, 2007.

Since November 1, 2002, Mutual Shareholder Services, LLC has served as transfer agent and Fund accountant.  U.S. Bank, N.A. serves as custodian for the Fund. The Everest America Fund is distributed by Quasar Distributors, LLC, a member of the NASD.

7.

Information for Federal Income Tax Purposes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes.  The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation of Investments	Undistributed Ordinary Income	Undistributed Long-Term Gain
$9,284,940	$1,722,001	($185,741)	$1,536,260	$546,175	$915,538

The primary difference between the cost amount for book purposes and tax purposes is due to deferred wash sale losses.

The tax components of dividends and long-term capital gain distributions paid during the periods ended are as follows:

Year Ended	Ordinary Income Dividends	Ordinary Income Dividends Per Share	Long-Term Capital Gain Distributions	Ordinary Income Dividends Per Share
October 31, 2007	$ 88,736	$ 0.12293	$ 657,707	$ 0.91115
October 31, 2006	$ 54,028	$ 0.06110	$ 0	$ 0

At October 31, 2007, the Fund had no capital loss carry forwards, which may be used to offset future realized capital gains for Federal income tax purposes.

The Fund has designated 75.47% of the distributions from net investment income during the year ended October 31, 2007 as qualified dividend income.  (This information is unaudited).

 The Fund has designated 76.11% of the distributions from net investment income during the year ended October 31, 2007 as qualifying for the dividends received deduction for corporations.  (This information is unaudited).

8.

Related Party Disclosure

The Trustees, officers, and related parties in aggregate held 89.17% of the Fund’s outstanding shares at October 31, 2007.  The officers of the Trust also serve as employees of the Adviser, which provides their compensation.

9.

Subsequent Event

Subsequent to year-end, it has become the intent of Fund management to liquidate the Fund.  Liquidation of the Fund is pending Board of Director approval, but is expected to occur during 2008.  Fund management does not anticipate a liquidation audit of the Fund.

Board Review of Advisory Agreement

The Trust has an agreement with the Adviser, with whom certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Everest America Fund’s average daily net assets.  The Adviser has contractually committed to waive its fees and/or reimburse expenses to the extent that Annual Fund Operating Expenses (including the management fee but excluding taxes, interest, brokerage and extraordinary expenses, if any) exceed 1.00% of the Fund’s average daily net assets on an annual basis.  This Fee Waiver and Expense Assumption Agreement shall continue in effect until October 31, 2008, and shall continue in effect from year to year thereafter, unless and until the Trust or the Adviser notifies the other party to the Agreement, at least thirty days prior to the end of a one-year period, of its intention to terminate the Agreement for the Fund.  During the twelve month period ended October 31, 2007, the Adviser waived and reimbursed the Everest America Fund an aggregate of $122,783, of which $20,446 represented a receivable at October 31, 2007.  Management fees of $18,382 were owed to the Adviser for a net of $2,064 due the Fund at October 31, 2007.

The investment advisory agreement continues in effect with respect to the Fund from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding securities of the Fund, and (2) a majority of the Trustees who are not interested persons of any party to the investment advisory agreement, cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Trustees held on November 7, 2007 called in part for the purpose of voting on the renewal of the investment advisory agreement, the investment advisory agreement was reviewed and renewed through December 31, 2008 by the unanimous vote of the Trustees present at the meeting, and the unanimous vote of the “non-interested” Trustees of the Trust voting separately.

In evaluating the investment advisory agreement, the Trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, its affiliates and their personnel, operations and financial condition. The Trustees discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.  The Trustees also reviewed, among other things: (i) the current and historical investment performance of the Fund; (ii) the proposed fees to be charged by the Adviser for investment management services; (iii) the investment performance, fees, and expense ratios of investment companies with similar objectives, strategies, and net assets managed by other investment advisors; (iv) an analysis of the profitability of the Adviser in its relationship with the Fund; (v) the experience of the investment advisory and other personnel providing services to the Fund and the historical quality of the services provided by the Adviser; and (vi) the Adviser’s Form ADV.

Legal counsel to the Fund also provided the Trustees with a memorandum detailing their responsibilities pertaining to the renewal of the investment advisory agreement. This memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisers and the terms of the contracts, including the following factors to be considered: the nature and quality of the services provided under the investment advisory agreement; the appropriateness of the fee to be paid to the Adviser for the services received by the Fund (the rate of the adviser’s compensation is left to the reasonable and informed business judgment of the Fund's Trustees); and the structure of the Adviser’s compensation.

The Trustees considered the following as relevant to their recommendations:

a)

The nature and quality of the advisory services to be rendered.

i)

The performance of the Fund relative to its stated objectives and the adviser’s success in reaching such goals;

ii)

the Fund’s performance compared to relevant market indices and to similar funds (similar investment objectives and also approximately the same size) and both the Fund’s long-term and short-term performance record; and

iii)

the quality of any other services provided for the Fund in addition to the giving of investment advice.

b)

The experience and qualifications of the personnel providing such services.

i)

The number, background and general qualifications of the personnel in the Adviser’s investment management group;

ii)

the allocation of responsibility for the Fund and the percentage of time devoted to the Fund; and

iii)

the process by which investment decisions are made by the Adviser’s personnel, the criteria for securities selection, and the controls used by the Adviser to ensure that the criteria are met.

c)

The proposed fee structures, the existence of any fee waivers, and the Fund’s anticipated expense ratios in relation to those of other investment companies having comparable investment policies and limitations.

i)

The fee schedule, including any “breakpoints,” and the extent to which the fee scheduled reflects economies of scale of managing a larger fund; and

ii)

expense ratio comparisons that reflect relative costs to funds of the relationships of funds with their advisers, the extent to which a low expense ratio is attributable to non-advisory expenses, comparative information setting forth a percentage breakdown of advisory and non-advisory expenses related to net assets, and the extent to which an expense ratio resulted from reimbursing or reducing a fee to maintain a certain limitation.

d)

The fees charged by other investment advisers to similar clients.

i)

The type and quality of services provided by, and the client-related expenses borne by, the Adviser.

e)

The direct and indirect costs that may be incurred by the Adviser and its affiliates in performing services for the Fund and the basis of determining and allocating these costs.

i)

The extent to which management personnel and office space for Fund operations are provided, as well as investment advice and the extent to which other clients’ advisory fees support the same personnel and office facilities.

f)

Possible economies of scale arising from the Fund’s size and/or anticipated growth.

i)

The extent to which economies of scale exist and whether such economies are appropriately reflected in the advisory fees as the Fund grows larger; and

ii)

the total of all assets managed by the Adviser, as well as the total number of investment companies and other clients serviced by the Adviser.

g)

Other possible benefits to the Adviser and its affiliates arising from its relationships with the Fund.

i)

The Adviser’s expenses and profits from the Fund, as compared to the expenses and profits derived from the Adviser’s other clients, i.e., is the Fund charged higher fees than other clients of the Adviser for similar services;

ii)

the extent to which the Adviser receives benefits (such as research and statistical services) as a result of brokerage generated by the Fund, and the extent to which the Fund shared in such benefits; and

iii)

the collateral benefits to the Adviser of compensation received by the Adviser and its affiliates.

h)

Possible alternative fee structures or bases for determining fees.

i)

Alternatives — flat percentage of net assets or breakpoints in the advisory fee schedule reflecting economies of scale.

The Board of Trustees, including a majority of the independent Trustees, has approved the Advisory Agreement.  In reaching this decision, the Trustees were advised by the Trust’s counsel, which is independent of the manager, and the Board requested and received extensive information, provided by the manager, that the Board believed to be reasonably necessary to conduct its review.  The Trustees took into account a number of factors, including the following:

•

Contract Terms.  The Trustees reviewed the terms of the Advisory Agreement, including the contractual fee.  The Trustees also took into account the fee waiver from 1.25% to 1.00% and reimbursement of expenses, as well as the fact that the waiver and reimbursement are contractual and therefore cannot be terminated by the manager prior to October 31, 2008.  The Trustees noted that, because the Fund currently has the benefit of fee waivers and reimbursements, the manager currently receives a small amount of fees from the Fund.  They also noted that, as assets increase, the total annual operating expenses will fall and the fees collected by the manager will increase.  It was the conclusion of the Trustees, including the independent Trustees, that the contract terms are beneficial to the Fund and are reasonable when everything is considered.

•

Quality of Services.  The Trustees reviewed the quality of services provided by the manager to the Fund to date, the manager’s advisory, administrative, and compliance capabilities, the fact that the manager has no other clients, and the resources available to the manager through its affiliates.  It was the conclusion of the Trustees, including the independent Trustees, that the quality of service to date has been beneficial to the Fund and is satisfactory when everything is considered.

•

Performance.  The Trustees reviewed the performance of the Fund relative to S&P 500 Index, noting that the Fund has out-performed the Index since inception and in two out of the past three years.  The Fund’s 3-year and 5-year average annual returns have out-performed the Index by 2.69% and 1.27% respectively.  It was the conclusion of the Trustees, including the independent Trustees, that the performance to date has been excellent when compared to the S&P 500 Index.

 Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 30, 2007 to October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $20.00 fee.  You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares less than 90 calendar days after you purchase them.  IRA accounts will be charged an $8.00 annual maintenance fee.  The examples below include, but are not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period*
	04/30/07	10/31/07	04/30/07 to 10/31/07
Actual	$1,000.00	$1,064.18	$5.20
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.16	$5.09

*

Expenses are equal to the Fund’s expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Information about Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund's Trustees and Officers and is available, without charge, upon request by calling 1-866-232-EVER.

Name, Address and Age	Positions (s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Other Directorships Held by Trustee
Vinod Gupta *+ 5805 S. 86th Circle Omaha, NE 68127 Age: 61	President, Treasurer and Trustee	Indefinite; Since 2000

President of Everest Funds Management, LLC, the Fund’s manager, and Everest Investment Management, LLC since May 2000; Founder of infoUSA, Inc.; Chairman of the Board of infoUSA, Inc. since 1972 and Chief Executive Officer from 1972 until September 1997 and since August 1998.

Chairman of the Board of Directors, infoUSA, Inc.
Jess A. Gupta*+ 2900 Washington St. San Francisco, CA 94115 Age: 28	Trustee	Indefinite; since 2003	Associate at infoUSA, Inc. since 1997.	None

Harold W. Andersen 5805 S. 86th Circle Omaha, NE 68127 Age: 84	Independent Trustee	Indefinite; Since 2000	Contributing editor and newspaper executive with the Omaha World-Herald from 1946 to the present where he has served as director, president and chairman of the board of directors.	None
Kevin M. Cawley 8303 W. Dodge Omaha, NE 68114 Age: 54	Independent Trustee	Indefinite; since 2003	Diagnostic Radiologist at the Radiologic Center, Inc. from 1984 to present; Chairman of Radiology at Methodist Hospital in Omaha, NE; Imaging Director of the Methodist Health System.	None
George Kubat 4404 S 76th St Omaha, NE 68127 Age: 62	Independent Trustee	Indefinite; Since 2003	President of Phillips Manufacturing Co. since 1992; CPA and Partner, Coopers & Lybrand from 1970 to 1992.	None

*Denotes a trustee who is an "interested person" as that term is defined in Section 2 (a)(19) of the 1940 Act.

+Jess Gupta is the son of Vinod Gupta.

The Trust paid no remuneration to its Trustees and officers during this period.  The Trustees served without compensation and the officers received their compensation from the Adviser.

Report of Independent Registered Public Accounting Firm

The Shareholders and
Board of Directors
Everest Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Everest America Fund (a portfolio constituting the Everest Funds, a Delaware business trust) (the Company) as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Everest America Fund of the Everest Fund as of October 31, 2007, and the results of its operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Omaha, Nebraska
December 21, 2007

Everest Funds

Annual Report Dated:  October 31, 2007

Everest America Fund (EVAMX)

Investment Adviser

Everest Funds Management, LLC

5805 S. 86th

P.O. Box 27395

Omaha, NE  68127-0395

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Dr, Ste 400

Broadview Hts, OH 44147

Custodian

U.S. Bank National Association

425 Walnut Street

Cincinnati, OH 45202

Legal Counsel

Stradley Ronon Stevens & Young, LLP

1220 19th Street, NW, Suite 600

Washington, DC 20036

Board of Trustees

Independent Trustees:

Harold W. Andersen

George Kubat

Kevin M. Cawley

Interested Trustees:

Vinod Gupta

Jess A. Gupta

Independent Registered Public Accounting Firm

KPMG LLP

Suite 1501, Two Central Park Plaza

Omaha, NE 68102

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-232-EVER (toll-free); (ii) on the Fund’s website, http://www.everestfund.com/; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov/.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov/.  The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Fund makes the information on Form N-Q available to shareholders without charge, upon request, by calling 1-866-232-EVER (toll-free) and on the Fund’s website, http://www.everestfund.com/.

This report, including the financial statements contained herein, is submitted for general information for the shareholders of the Fund.  This material is authorized for use only when preceded or accompanied by an effective prospectus, which contains more complete information about the Everest Funds, including investment objectives, risks, fees and expenses.  Please read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

During the period covered by the report, there have not been any amendments other than technical, administrative, or other non-substantive amendments to the provisions of the code of ethics.

(d)

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)

The audit committee financial expert is George Kubat and is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees:  For the registrant's fiscal years ended October 31, 2007 and October 31, 2006, the aggregate fees billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements were $15,900 and $8,800, respectively.

(b)

Audit-Related Fees:  For the registrant's fiscal years ended October 31, 2006 and October 31, 2005, the Registrant's principal accountant provided no audit-related services to the Registrant.

(c)

Tax Fees:  For the registrant's fiscal years ended October 31, 2007 and October 31, 2006, aggregate fees of $5,500 and $3,700 respectively, were billed by the Registrant's principal accountant for tax compliance, planning and preparation of the Registrant's income and excise returns.

(d)

All Other Fees:  For the registrant's fiscal years ended October 31, 2007 and October 31, 2006, the registrant's principal accountant provided no services to the registrant other than the audit fees and tax fees disclosed above.

(e)

(1)

Audit Committee’s Pre-Approval Policies:  The registrant's Audit Committee Charter requires the committee, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

(2)

Percentages of Services Approved by the Audit Committee:  No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During the audit of the registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

There were no aggregate non-audit fees billed by the registrant's principal accountant for the fiscal years ended October 31, 2007 and October 31, 2006.

(h)

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable, schedule is filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes to report.

Item 11.  Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officer has concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 11(a)(1) to Everest Fund's Certified Shareholder Report on Form N-CSR, File No. 811-10057, on January 7, 2005.

(a)(2)

Certification required by Item 12(a)(2) of Form N-CSR is filed herewith.

(a)(3)

Not Applicable

(b)

Certification required by Item 12(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Everest Funds

By /s/Vinod Gupta
*Vinod Gupta
President and Treasurer

Date: January 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vinod Gupta
*Vinod Gupta
President and Treasurer

Date: January 8, 2008

* Print the name and title of each signing officer under his or her signature.